Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 10-K of CHS Inc. (the “Company”) for the fiscal year ended August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Skidmore, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy Skidmore
Timothy Skidmore
Executive Vice President and Chief Financial Officer
November 23, 2015